Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our reports dated February 8, 1999, with respect to the financial statements of Liberty Life Assurance Company of Boston, and March 12, 1999, with respect to the financial statements of Liberty Life Assurance Company of Boston-Variable Account J, included in this Post-Effective Amendment No. 8 to the Registration Statement (Form N-4, Nos. 333-29811 and 811-08269).




                                                 /s/ERNST & YOUNG LLP


Boston, Massachusetts
April 26, 1999